UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2005

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-16171	04-3372365
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

234 BALLARDVALE STREET
WILMINGTON, MA	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 978-694-9121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 8.01.	Other Events.

On June 27, 2005, Beacon Power Corporation (the "Registrant") announced that it had received a letter from The NASDAQ Stock Market stating that because the closing bid price of the Registrant's common stock had been at $1.00 per share or greater for at least 10 consecutive business days, the Registrant had regained compliance with Marketplace Rule 4310(c)(4). The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated June 27, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Date: June 29, 2005	By:___/s/ James M. Spiezio_____________
Name: James M. Spiezio
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 27, 2005